UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 23, 2021

CIMAREX ENERGY CO.

(Exact name of registrant as specified in its charter)

Delaware	001-31446	45-0466694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 3700 Denver, Colorado	80203
(Address of principal executive offices)	(Zip Code)

(303) 295-3995

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	XEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b—2 of the Securities Exchange Act of 1934 (§ 240.12b—2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement

On May 23, 2021, Cimarex Energy Co. (“Cimarex”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Cabot Oil & Gas Corporation (“Cabot”) and Double C Merger Sub, Inc., a wholly owned subsidiary of Cabot (“Merger Sub”).

The Merger Agreement provides that, among other things and subject to the terms and conditions of the Merger Agreement, (1) Merger Sub will be merged with and into Cimarex (the “Merger”), with Cimarex surviving and continuing as the surviving corporation in the Merger, and, (2) at the effective time of the Merger (the “Effective Time”), each outstanding share of common stock of Cimarex (other than certain Excluded Shares, Converted Shares, or shares of Cimarex common stock subject to a Cimarex Restricted Share Award (each as defined in the Merger Agreement)) will be converted into the right to receive 4.0146 (the “Exchange Ratio”) shares of common stock of Cabot (the “Merger Consideration”). Following the closing of the Merger, Cimarex’s existing stockholders and Cabot’s existing stockholders will own approximately 50.5% and 49.5%, respectively, of the issued and outstanding shares of the combined company.

The board of directors of Cimarex has unanimously (1) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to, and in the best interests of, Cimarex and its stockholders, (2) approved the Merger Agreement and the transactions contemplated thereby, including the Merger and (3) resolved to recommend that Cimarex stockholders adopt the Merger Agreement.

Post-Closing Governance

The parties have agreed to certain governance-related matters, some of which will also be set forth in an amendment to the bylaws of the combined company at the Effective Time (the form of which is attached as Annex D to the Merger Agreement).

The Merger Agreement provides that, at the Effective Time, the combined company’s board of directors will have ten members, five who, prior to the Effective Time, were Cimarex directors (including Mr. Thomas E. Jorden, Cimarex’s Chairman, Chief Executive Officer and President), and five who, prior to the Effective Time, were Cabot directors (including Dan O. Dinges, Cabot’s Chairman, President and Chief Executive Officer). Until the completion of the combined company’s 2024 annual meeting (the “Expiration Date”), the continuing Cimarex directors will have the right to approve any nominee to fill a vacancy among such directors, and the continuing Cabot directors will have a reciprocal right to approve any nominee to fill vacancies among such directors.

Mr. Jorden will serve as President and Chief Executive Officer and a member of the board of the combined company. Mr. Dinges will serve as Executive Chairman of the combined company for a term expiring no later than December 31, 2022, at which time the Executive Chairman position will be eliminated and the board will elect a Chairman (who may be any member of the board). Following the Effective Time, the affirmative vote of at least 75% of the combined company’s board of directors (excluding, as applicable, the person who is the subject of such vote) will be required for (1) the removal of Mr. Dinges from (or failure to appoint, re-elect or re-nominate Mr. Dinges to, as applicable) his position as Executive Chairman of the combined company prior to December 31, 2022, and (2) the removal of Mr. Jorden from (or failure to appoint, re-elect or re-nominate Mr. Jorden to, as applicable) his positions as the President and Chief Executive Officer of the combined company and as a member of the combined company’s board of directors prior to the Expiration Date. Other senior leadership positions of the combined company will be filled by current executives of Cimarex and Cabot as set forth in the Merger Agreement.

Each of the combined company’s board committees will have equal representation of Cimarex and Cabot directors, with committee chairs determined in accordance with the bylaw amendment. Through the Expiration Date, the lead independent director of the combined company will be a continuing Cimarex director if the Chairman is a continuing Cabot director, and a continuing Cabot director if the Chairman is a continuing Cimarex director.

Pursuant to the Merger Agreement, at closing, the combined company’s headquarters will be located in Houston, Texas, and the combined company will be given a new name selected by mutual agreement of Cimarex and Cabot before closing.

Treatment of Equity Awards and Preferred Stock

The Merger Agreement provides that at the Effective Time, each outstanding Cimarex equity award granted prior to the date of the Merger Agreement and/or held by a non-employee member of the board of directors of Cimarex will accelerate and vest, with any applicable performance metrics deemed met at the greater of the target level of performance and the level based on the results achieved during the applicable performance period (which shall be deemed to end prior to the Effective Time), as determined by the compensation committee of the board of directors of Cimarex. Cimarex restricted share awards and Cimarex deferred stock unit awards will be cancelled and converted into the right to receive the Merger Consideration with respect to each vested share of Cimarex common stock subject to such award (with a cash payment for the excess shares of Cimarex common stock that vest above the target performance level with respect to Cimarex’s 2020 performance awards), and each outstanding option to purchase Cimarex common stock will be converted automatically into an option to purchase a number of shares of Cabot common stock, as adjusted based on the Exchange Ratio.

Any Cimarex equity awards granted after the date of the Merger Agreement (other than awards granted to non-employee members of the Cimarex board of directors) will be converted into a corresponding award with respect to Cabot common stock, with the number of shares of Cabot common stock underlying such award determined based on the Exchange Ratio. Each such converted Cabot equity award will continue to be subject to the same terms and conditions as applied to the corresponding Cimarex equity award.

Each share of Cimarex’s 8.125% Series A Cumulative Perpetual Convertible Preferred Stock issued and outstanding immediately prior to the Effective Time will remain outstanding following the Merger.

Conditions to the Merger

The completion of the Merger is subject to satisfaction or waiver of certain customary mutual closing conditions, including (1) the receipt of the required approvals from Cimarex stockholders and Cabot stockholders, (2) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (3) the absence of any governmental order or law that makes consummation of the Merger illegal or otherwise prohibited, (4) the effectiveness of the registration statement on Form S-4 to be filed by Cabot pursuant to which the shares of Cabot common stock to be issued in connection with the Merger are registered with the Securities and Exchange Commission (the “SEC”), and (5) the authorization for listing of Cabot common stock to be issued in connection with the Merger on the NYSE. The obligation of each party to consummate the Merger is also conditioned upon the other party’s representations and warranties being true and correct (subject to certain materiality exceptions) and the other party having performed in all material respects its obligations under the Merger Agreement, and the receipt of an officer’s certificate from the other party to such effect.

Representations, Warranties and Covenants

The Merger Agreement contains customary representations and warranties of Cimarex and Cabot relating to their respective businesses, financial statements and public filings, in each case generally subject to customary materiality qualifiers. Additionally, the Merger Agreement provides for customary pre-closing covenants of Cimarex and Cabot, including, subject to certain exceptions, covenants relating to conducting their respective businesses in the ordinary course consistent with past practice, excluding any commercially reasonable deviations due to material changes in commodity prices or COVID-19, and to refraining from taking certain actions without the other party’s consent. Cimarex and Cabot also agreed to use their respective reasonable best efforts to cause the Merger to be consummated and to obtain expiration or termination of the waiting period under the HSR Act.

The Merger Agreement provides that, during the period from the date of the Merger Agreement until the Effective Time, each of Cimarex and Cabot will be subject to certain restrictions on its ability to solicit alternative acquisition proposals from third parties, to provide non-public information to third parties and to engage in discussions with third parties regarding alternative acquisition proposals, subject to customary exceptions. Cimarex is required to call a meeting of its stockholders to adopt the Merger Agreement and, subject to certain exceptions, to recommend that its stockholders approve the Merger Agreement. Cabot is required to call a meeting of its stockholders to approve the issuance of Cabot common stock in the Merger and amendment to Cabot’s certificate of incorporation to increase the number of authorized shares thereunder (of which only the stock issuance approval is a condition to the completion of the Merger).

Termination

The Merger Agreement contains termination rights for each of Cimarex and Cabot, including, among others, if the consummation of the Merger does not occur on or before January 23, 2022 (the “End Date”). Upon termination of the Merger Agreement under certain circumstances, including (1) termination in the event of a change of recommendation by a party’s board of directors or a willful and material breach by a party of its non-solicitation obligations (if the terminating party has been adversely affected thereby), or (2) termination by either party because the Merger has not been consummated by the End Date, in the event that either a party’s stockholder approval shall not have been obtained and such party’s board has made a change in its recommendation or such party has willfully and materially breached its non-solicitation obligations and the non-breaching party has been adversely affected thereby, Cimarex or Cabot, as applicable, would be required to pay the other party a termination fee of $250 million. In addition, if (1) the Merger Agreement is terminated because of a failure to obtain either party’s stockholder approval, and on or before the date of any such termination an alternative acquisition proposal has been publicly announced at least five business days prior to such party’s stockholders’ meeting, or (2) the Merger Agreement is terminated because the Merger has not been consummated by the End Date or the Merger Agreement is terminated due to a breach by either Cimarex or Cabot that would cause a closing condition not to be satisfied and an alternative acquisition proposal shall have been publicly announced at least five business days prior to the date of such termination, then Cimarex or Cabot, as applicable, will be required to pay the other party a termination fee of $250 million if such party, within nine months after the date of such termination, enters into a definitive agreement with respect to, or consummates, an alternative acquisition proposal.

In addition, if the Merger Agreement is terminated because of a failure of Cimarex stockholders or Cabot stockholders to approve the applicable proposals, Cimarex or Cabot, as applicable, may be required to reimburse the other party for its expenses in an amount equal to $40 million. In no event will either party be entitled to receive more than one termination fee, net of any expense reimbursement.

The foregoing description of the Merger Agreement and the transactions contemplated thereby in this Current Report on Form 8-K is only a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Cimarex. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Cimarex’s public disclosures.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the execution of the Merger Agreement, on May 23, 2021, Cimarex entered into amendments to the existing Severance Compensation Agreements with each of G. Mark Burford, John A. Lambuth, Stephen P. Bell, Francis B. Barron, and certain other executives to revise the definition of “Good Reason” under such agreements. The revised definition includes a material diminution of the executive’s duties or responsibilities, authorities, powers or functions, a material reduction in the executive’s long-term incentive compensation opportunity, or a required relocation of more than 50 miles from the executive’s principal place of business location (other than a relocation to the Midland, Texas or Tulsa, Oklahoma metropolitan areas in connection with a move of Cimarex’s corporate headquarters to such area).

Item 8.01 Other Events

On May 24, 2021, Cimarex and Cabot issued a joint press release announcing the entry into the Merger Agreement.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On May 24, 2021, in connection with the announcement of the Merger Agreement, Cimarex intends to hold a conference call available to investors and the public. Details for accessing the conference call can be found in the press release attached as Exhibit 99.1 hereto. A presentation (the “Investor Presentation”) for reference during such call is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Exhibit Name
2.1	Agreement and Plan of Merger, dated as of May 23, 2021, among Cabot Oil & Gas Corporation, Double C Merger Sub, Inc. and Cimarex Energy Co.

99.1	Joint press release, dated May 24, 2021

99.2	Investor Presentation

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

* Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Cimarex agrees to furnish a supplemental copy of any omitted schedule or attachment to the SEC upon request.

No Offer or Solicitation

This filing is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information about the Merger and Where to Find It

In connection with the proposed transaction, Cabot intends to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a joint proxy statement of Cabot and Cimarex and that also constitutes a prospectus of Cabot. Each of Cabot and Cimarex may also file other relevant documents with the SEC regarding the proposed transaction. This Current Report on Form 8-K is not a substitute for the joint proxy statement/prospectus or registration statement or any other document that Cabot or Cimarex may file with the SEC. The definitive joint proxy statement/prospectus (if and when available) will be mailed to stockholders of Cabot and Cimarex. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT CABOT, CIMAREX AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and joint proxy statement/prospectus (if and when available) and other documents containing important information about Cabot, Cimarex and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Cabot may be obtained free of charge on Cabot’s website at www.cabotog.com/investor-relations or by contacting Matt Kerin by email at matt.kerin@cabotog.com or by phone at 281-589-4642. Copies of the documents filed with the SEC by Cimarex may be obtained free of charge on Cimarex’s website at www.cimarex.com/investor-relations.

Participants in the Solicitation

Cabot, Cimarex and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Cabot, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Cabot’s proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on March 12, 2021, and Cabot’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 26, 2021. Information about the directors and executive officers of Cimarex, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Cimarex’s proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on March 26, 2021, and Cimarex’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 23, 2021. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Cabot or Cimarex using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Information

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of federal securities laws. Words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “outlook,” “will,” “should,” “may” and similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect Cimarex’s and Cabot’s current views about future events. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger involving Cimarex and Cabot, including future financial and operating results; Cimarex’s and Cabot’s plans, objectives, expectations and intentions; the expected timing and likelihood of completion of the transaction; the expected timing and amount of any future dividends; and other statements that are not historical facts, including estimates of oil and natural gas reserves and resources, estimates of future production, assumptions regarding future oil and natural gas pricing, planned drilling activity, future results of operations, projected cash flow and liquidity, the achievement of synergies, business strategy and other plans and objectives for future operations. No assurances can be given that the forward-looking statements contained in this Current Report on Form 8-K will occur as projected and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, without limitation, the ability to obtain the requisite Cimarex and Cabot stockholder approvals; the risk that Cimarex or Cabot may be unable to obtain governmental and regulatory approvals required for the merger; the risk that an event, change or other circumstances could give rise to the termination of the proposed merger; the risk that a condition to closing of the merger may not be satisfied on a timely basis or at all; the length of time necessary to close the proposed transaction, which may be longer than anticipated for various reasons; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; the risk that any announcement relating to the proposed transaction could have adverse effects on the market price of Cimarex’s common stock or Cabot’s common stock; the risk of litigation related to the proposed transaction; the effect of future regulatory or legislative actions on the companies or the industry in which they operate, including the risk of new restrictions with respect to well spacing, hydraulic fracturing, natural gas flaring or other oil and natural gas development activities; the risk that the credit ratings of the combined business may be different from what the companies expect; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on merger-related issues; the volatility in commodity prices for crude oil and natural gas; the continuing effects of the COVID-19 pandemic and the impact thereof on Cimarex’s and Cabot’s businesses, financial condition and results of operations; actions by, or disputes among or between, the Organization of Petroleum Exporting Countries and other producer countries; the presence or recoverability of estimated reserves; the ability to replace reserves; environmental risks; drilling and operating risks; exploration and development risks; competition; the ability of management to execute its plans to meet its goals; and other risks inherent in Cimarex’s and Cabot’s businesses. In addition, the declaration and payment of any future dividends, whether regular base quarterly dividends, variable dividends or special dividends following completion of the proposed transaction, will depend on the combined business’ financial results, cash requirements, future prospects and other factors deemed relevant by the board of directors of Cabot (as then constituted). These risks, as well as other risks related to the proposed transaction, will be described in the registration statement on Form S-4 and joint proxy statement/prospectus that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to: (1) Cimarex’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, which are available on its website at www.cimarex.com and on the SEC’s website at http://www.sec.gov; and (2) Cabot’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, which are available on Cabot’s website at www.cabotog.com and on the SEC’s website at http://www.sec.gov.

Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Except to the extent required by applicable law, neither Cabot nor Cimarex undertakes any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Cimarex has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIMAREX ENERGY CO.

Dated: May 24, 2021	By:	/s/ Francis B. Barron
Francis B. Barron
Senior Vice President—General Counsel

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